Investments Carried at Contract Value - Additional Information (Details) - EBP 001 - EBP, Traditional Guaranteed Investment Contract - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
EBP, Investment, Contract Value [Abstract]
Fully benefit-responsive investment contract value	$ 17,431	$ 21,109
Fully benefit-responsive investment contract, description	The account is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. The guaranteed investment contract issuer is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan.
Fully benefit-responsive investment contract, termination, description	The guaranteed investment contract does not permit the insurance company to terminate the agreement prior to the scheduled maturity date.